UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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RESEARCH SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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RESEARCH SOLUTIONS, INC.

5435 Balboa Boulevard, Suite 202

Encino, CA 91316

(310) 477-0354

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 22, 2013

TO THE STOCKHOLDERS OF RESEARCH SOLUTIONS, INC.:

You are cordially invited to attend the Annual Meeting of Stockholders of Research Solutions, Inc., a Nevada corporation (the “Company”), to be held on November 22, 2013, at 11:00 a.m. Pacific time, at our corporate headquarters, located at 5435 Balboa Boulevard, Suite 202, Encino, California 91316.

At the Annual Meeting, stockholders will be asked to consider and act upon the following matters:

1. To elect five (5) members of the Board of Directors;

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent accountants for the fiscal year ending June 30, 2014;

3.	To hold an advisory vote on executive compensation

4.	To hold an advisory vote on the frequency of the advisory vote on executive compensation; and

5.	To transact other business properly presented at the meeting or any postponement or adjournment thereof.

Our Board of Directors has fixed October 14, 2013 as the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting and any postponement or adjournment thereof, and only stockholders of record at the close of business on that date are entitled to notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for 10 days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

October 15, 2013	By Order of the Board of Directors
Peter Victor Derycz Chief Executive Officer, President and Chairman of the Board

RESEARCH SOLUTIONS, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 22, 2013

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Research Solutions, Inc., a Nevada corporation (we, us or our), for use at the annual meeting of stockholders to be held on November 22, 2013, at 11:00 a.m. Pacific Time, or the Annual Meeting, at our corporate headquarters, located at 5435 Balboa Boulevard, Suite 202, Encino, California 91316. Accompanying this Proxy Statement is our Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

We will bear the expense of this solicitation of proxies. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of our company may solicit proxies by telephone, electronic mail or personal calls. We may also engage a proxy solicitation firm on terms and at costs reasonably acceptable to our Board of Directors. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by those persons and we will reimburse them for their reasonable expenses incurred in this regard.

The purpose of the Annual Meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting of Stockholders. As of the date of this Proxy Statement, our Board of Directors knows of no other business that may be presented for consideration at the Annual Meeting. All proxies which are properly completed, signed and returned to us prior to the Annual Meeting and which have not been revoked will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke its proxy at any time before it is voted either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote its shares in person, provided that if a stockholder holds its shares in street name, such stockholder may vote its shares in person at the Annual Meeting only if it obtains a proxy, executed in its favor, from the record holder. If any other business properly comes before the Annual Meeting, votes will be cast pursuant to those proxies in respect of any other business in accordance with the judgment of the persons acting under those proxies.

Our principal executive offices are located at 5435 Balboa Boulevard, Suite 202, Encino, California 91316. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about October 18, 2013.

OUTSTANDING SECURITIES AND VOTING RIGHTS

The close of business on October 14, 2013, has been fixed as the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting or any postponement or adjournment thereof. As of the record date, we had outstanding 17,121,298 shares of common stock, par value $0.001 per share. Our common stock is our only outstanding voting security. As of the record date, we had 42 holders of record of our common stock.

A holder of common stock is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting. The nominees for director who receive a plurality of the votes cast by the holders of our common stock, in person or by proxy at the meeting, will be elected. Approval of the proposal to ratify the appointment of Weinberg & Company, P.A., as our independent accountants for the fiscal year ending June 30, 2014, approval of the advisory vote on the resolution approving the compensation of our executives as disclosed in the compensation tables and related narrative disclosure herein, and approval of the advisory vote on setting the frequency of the advisory vote on executive compensation at one year requires the favorable vote of a majority of shares voted at the Annual Meeting or by proxy.

A quorum, which is a majority of the outstanding shares as of October 14, 2013, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending in person and by their proxy holders. Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against these matters or deemed present or represented for determining whether stockholders have approved a proposal. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain “non-routine” matters, such as director elections, and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities. Brokers may vote their clients’ shares on routine matters, such as the ratification of our independent registered public accounting firm.

Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting even if you cannot attend. All stockholders can vote by written proxy card. Your submission of the enclosed proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If you are a stockholder of record, you may revoke your proxy at any time before the Annual Meeting either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person, provided that if your shares are held in street name, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the Annual Meeting. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by our Board of Directors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Proposal No. 1 is the election of five (5) directors to hold office for a period of one (1) year or until their respective successors have been duly elected and qualified. Our Amended and Restated Bylaws provide that the number of the directors of our company shall be not less than one (1) nor more than nine (9), as fixed from time-to-time by resolution of our Board of Directors. On November 5, 2010, our Board of Directors fixed the number of directors at five (5).

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Our Board of Directors proposes the election of the following nominees as directors:

Peter Victor Derycz

General Merrill McPeak

Scott Ogilvie

Janice Peterson

Gregory Suess

If elected, the foregoing five (5) nominees are expected to serve until the 2014 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

CURRENT DIRECTORS/DIRECTOR NOMINEES

The following table sets forth the name, age, position and date of appointment of each of our directors as of October 14, 2013.

Name	Age	Position	Date of Appointment
Peter Victor Derycz	51	Chief Executive Officer, President and Chairman of the Board	January 6, 2006
Janice Peterson	65	Director, Chief Publisher Relations Officer of Reprints Desk	July 1, 2006
Gen. Merrill McPeak (1) (2)	77	Director	November 5, 2010
Scott Ogilvie (1) (3)	59	Director	November 5, 2010
Gregory Suess (1) (4)	41	Director	November 5, 2010

(1)	Member of Audit Committee, Compensation Committee and Nominating and Governance Committee.

(2)	Chairman of the Compensation Committee.

(3)	Chairman of the Audit Committee.

(4)	Chairman of the Nominating and Governance Committee.

Peter Victor Derycz – Chief Executive Officer, President and Chairman of the Board

Mr. Derycz founded Reprints Desk as its President in 2006. Mr. Derycz was a founder of Infotrieve, Inc. in 1989 and served as its President from February 2003 until September 2003. He served as the Chief Executive Officer of Puerto Luperon, Ltd. (Bahamas), a real estate development company, from January 2004 until December 2005. In January 2006, he was appointed to, and currently serves as a member of, the board of directors of Insignia Systems, Inc. (NASDAQ:ISIG), a consumer products advertising company. Mr. Derycz received a B.A. in Psychology from the University of California at Los Angeles. Our board of directors believes that Mr. Derycz’ familiarity with the Company’s day-to-day operations, his strategic vision for the Company’s business and his past leadership and management experience make him uniquely qualified to serve as a director.

Janice Peterson – Director, Chief Publisher Relations Officer of Reprints Desk

Ms. Peterson was Vice President for Content Development at Infotrieve, Inc. from 2000 to 2006 and Vice President for Publisher Relations and Content Development at RoweCom, formerly Faxon/Dawson, from 1997 to 2000. Ms. Peterson was at Academic Press (now Elsevier) for 14 years, where her last position was Fulfillment Director. Ms. Peterson is Past Chair of the Board of Directors for the National Information Standards Organization (NISO), and she is the past chair of the International Committee for EDI in Serials (ICEDIS). She has a degree in History from Whittier College and an M.A. in Asian Studies from California State College, San Diego. She joined Reprints Desk in 2006. Our board of directors believes that Ms. Peterson should serve as a director due to her extensive industry-specific knowledge and business experience, including a familiarity with the Company’s day-to-day operations.

General Merrill McPeak – Director

Gen. McPeak is President of McPeak and Associates, a company he founded in 1995. From 1990 until his retirement from active military service in late-1994, he was chief of staff of the U.S. Air Force. During this period, he was the senior officer responsible for organization, training and equipage of a combined active duty, National Guard, Reserve and civilian work force of over 850,000 people serving at 1,300 locations in the United States and abroad. As a member of the Joint Chiefs of Staff, he and the other service chiefs were military advisors to the Secretary of Defense and the President. Gen. McPeak has been a director on the boards of a dozen publicly traded companies, including long service with the airline, TWA, and with the test and measurement company, Tektronix. He was for many years Chairman of the Board of ECC, International, until that company was acquired by Cubic Corporation. Currently, Gen. McPeak is a director of Gencorp. (NYSE:GY), Genesis Biopharma (OTC Markets:GNBP) and Miller Energy Resources, (NASDAQ:MILL). He is chairman of the board of Coast Plating, Inc., a California-based privately held provider of metal processing and finishing services and is a director of privately held NAVEX Global. Our board of directors concluded that Gen. McPeak should serve as a director in light of his demonstrated leadership abilities and years of experience serving on the boards of directors of numerous publicly traded corporations.

Scott Ogilvie – Director

Mr. Ogilvie is currently the President of AFIN International, Inc., a private equity/business advisory firm, which he founded in 2006.  Additionally, Mr. Ogilvie is Managing Director of Wirthlin Worldwide International, Wirthlin Worldwide Investors, LLC and Wirthlin, a Dentons Innovation Group Partnership, LLC, private equity strategic advisory firms.  From 2006 to December 31, 2009, he was CEO of Gulf Enterprises International, Ltd, a strategic advisory company that brought strategic partners, expertise and investment capital to the Middle East and North Africa.  Mr. Ogilvie previously served as Chief Operating Officer of CIC Group, Inc., an investment manager, a position he held from 2001 to 2007. He began his career as a corporate and securities lawyer with Hill, Farrer & Burrill, and has extensive public and private corporate management and board experience in finance, real estate, and technology companies.  Mr. Ogilvie currently serves on the board of directors of Neuralstem, Inc. (NYSE AMEX:CUR) and Genspera, Inc. (OTCBB:GNSZ).  Mr. Ogilvie received a BSBA-Finance degree from the University of Denver (1976), and a Juris Doctor degree from the University of California, Hastings College of Law (1979).  In light of Mr. Ogilvie’s financial and executive experience, including his experience having served as a director and audit committee member of several public companies, our board of directors believes it to be in the Company’s best interests that Mr. Ogilvie serve as a director.

Gregory Suess – Director

Mr. Suess is a founding partner of ROAR, an entertainment and media focused management and consulting company formed in 2000.  Since 1997, Mr. Suess has practiced with the law firm of Glaser, Weil, Fink, Jacobs, Howard, Avchen & Shapiro, LLP, where he is currently a Partner and focuses on general corporate law, media and entertainment.  Mr. Suess holds a Bachelor of Science from the University of Southern California (Lloyd Greif Center for Entrepreneurial Studies), and holds a JD/MBA from Pepperdine University. Mr. Suess serves on the Boards of Directors of Wizard World, Inc. (OTCBB:WIZD) and Camp Southern Ground, Inc. Our board of directors believes that Mr. Suess is a valuable addition to our board of directors due to his business and educational background in management and finance, including his experience as a director of other companies and as an owner and officer of multiple businesses.

OTHER EXECUTIVE OFFICERS

The following table sets forth the name, age, position and date of appointment of each of our other executive officers as of October 14, 2013.

Name	Age	Position	Date of Appointment
Alan Louis Urban	45	Chief Financial Officer and Secretary	November 3, 2011
Scott Ahlberg	50	Chief Operating Officer of Reprints Desk	July 1, 2007

Alan Louis Urban – Chief Financial Officer and Secretary

Mr. Urban has previously served in numerous senior management positions for emerging companies, including: Vice President of Finance and Treasurer for Infotrieve from 2000 to 2004; Chief Financial Officer of a leading online poker company from 2005 to 2006, where he led the global reorganization of the company; and Chief Financial Officer of ReachLocal, Inc. (NASDAQ:RLOC) from 2007 to 2009, an internet marketing company that ranked #1 on Deloitte’s Tech Fast 500 list.  Mr. Urban has also held positions as an audit and tax manager in public accounting, and as an internal auditor.  He holds a BS in Business, with a concentration in Accounting Theory and Practice, from California State University, Northridge and has been a Certified Public Accountant (currently inactive) since 1998.

Scott Ahlberg – Chief Operating Officer of Reprints Desk

M Mr. Ahlberg has many years of experience in content and startup businesses. Mr. Ahlberg started with Dynamic Information (EbscoDoc) in the 1980s, then went on to lead Sales and Marketing at Infotrieve, Inc. during many years of rapid growth in the 1990s. After leaving Infotrieve in 2005 Mr. Ahlberg provided consulting services to ventures in professional networking and medical podcasting. He joined Reprints Desk in 2006. His areas of expertise include strategic planning, operational innovation, copyright and content licensing, and quality management. Scott has degrees from Stanford University (BA, 1984) and the University of London (MA, 1990).

FURTHER INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Meetings. Our Board of Directors held four meetings during the fiscal year ended June 30, 2013. Each director then serving attended 75% or more of the aggregate of all of the meetings of our Board of Directors and all of the meetings held by all committees of our Board of Directors on which such director served in the fiscal year ended June 30, 2013. While directors generally attend annual stockholder meetings, we have not established a specific policy with respect to members of our Board of Directors attending annual stockholder meetings.

Committees. Our Board of Directors currently has the following standing committees: Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee held five meetings, our Compensation Committee held four meetings and our Nominating and Governance Committee held one meeting during the fiscal year ended June 30, 2013.

Our Audit Committee currently consists of Messrs. Ogilvie (Chairman), McPeak and Suess. Our Board of Directors has determined that Mr. Ogilvie is an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K, and that each member of our Audit Committee is able to read and understand fundamental financial statements and has substantial business experience that results in such member’s financial sophistication. Accordingly, our Board of Directors believes that each member of our Audit Committee has sufficient knowledge and experience necessary to fulfill such member’s duties and obligations on our Audit Committee. The primary purposes of our Audit Committee are to assist our Board of Directors in fulfilling its responsibility to oversee the accounting and financial reporting processes of our company and audits of our financial statements, including (i) reviewing the scope of the audit and all non-audit services to be performed by our independent accountant and the fees incurred by us in connection therewith, (ii) reviewing the results of such audit, including the independent accountant’s opinion and letter of comment to management and management’s response thereto, (iii) reviewing with our independent accountants our internal accounting principles, policies and practices and financial reporting, (iv) engaging our independent accountants and (v) reviewing our quarterly and annual financial statements prior to public issuance. The role and responsibilities of our Audit Committee are more fully set forth in a revised written Charter adopted by our Board of Directors on October 15, 2012, which is available on our website located at www.researchsolutions.com.

Our Compensation Committee currently consists of Messrs. McPeak (Chairman), Ogilvie and Suess. The primary purposes of our Compensation Committee are to assist our Board of Directors in fulfilling its responsibility to determine the compensation of our executive officers and to approve and evaluate the compensation policies and programs of our company, including (i) reviewing the compensation packages of executive officers and making recommendations to our Board of Directors for said compensation packages, (ii) reviewing and approving proposed stock incentive grants and (iii) providing our Board of Directors with recommendations regarding bonus plans, if any. The role and responsibilities of our Compensation Committee are more fully set forth in a revised written Charter adopted by our Board of Directors on October 15, 2012, which is available on our website located at www.researchsolutions.com.

The policies underlying our Compensation Committee’s compensation decisions are designed to attract and retain the best-qualified management personnel available. We routinely compensate our executive officers through salaries. At our discretion, we may reward executive officers and employees through bonus programs based on profitability and other objectively measurable performance factors. Additionally, we use stock options and other incentive awards to compensate our executives and other key employees to align the interests of our executive officers with the interests of our stockholders. In establishing executive compensation, our Compensation Committee evaluates compensation paid to similar officers employed at other companies of similar size in the same industry and the individual performance of each officer as it impacts our overall performance with particular focus on an individual’s contribution to the realization of operating profits and the achievement of strategic business goals. Our Compensation Committee further attempts to rationalize a particular executive’s compensation with that of other executive officers of our company in an effort to distribute compensation fairly among the executive officers. Although the components of executive compensation (salary, bonus and incentive grants) are reviewed separately, compensation decisions are made based on a review of total compensation.

Our Nominating and Governance Committee currently consists of Messrs. Suess (Chairman), McPeak and Ogilvie. The primary purposes of our Nominating and Governance Committee are to (i) identify individuals qualified to become members of our Board of Directors and recommend to our Board of Directors the nominees for the next annual meeting of our stockholders and candidates to fill vacancies on our Board of Directors, (ii) recommend to our Board of Directors the directors to be appointed to committees of our Board of Directors and (iii) oversee the effectiveness of our corporate governance in accordance with regulatory guidelines and any other guidelines we establish, including evaluations of members of executive management, our Board of Directors and its committees. The role and responsibilities of our Nominating and Governance Committee are more fully set forth in a revised written Charter adopted by our Board of Directors on October 15, 2012, which is available on our website located at www.researchsolutions.com.

Our Nominating and Governance Committee’s methods for identifying candidates for election to our Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources - members of our Board of Directors; our executives; individuals personally known to the members of our Board of Directors; and other research. Our Nominating and Governance Committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

A stockholder of our company may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Amended and Restated Bylaws. In addition, the notice must be made in writing and set forth as to each proposed nominee who is not an incumbent Director (i) their name, age, business address and, if known, residence address, (ii) their principal occupation or employment, (iii) the number of shares of stock of our company beneficially owned, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person pursuant to which the nominations are to be made and (v) any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Rule 14(a) of the Exchange Act of 1934, as amended. The recommendation should be addressed to our Secretary.

Among other matters, our Nominating and Governance Committee:

1.	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board of Directors composition, taking into account the current members of our Board of Directors and the specific needs of our company and our Board of Directors;

2.	Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

3.	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of our Board of Directors; and

4.	Conducts appropriate inquiries into the background and qualifications of potential nominees.

Based on the foregoing, our Nominating and Governance Committee recommended for nomination and our Board of Directors nominated, Messrs. Derycz, McPeak, Ogilvie and Suess and Ms. Peterson for re-election as directors on our Board of Directors, subject to stockholder approval, for a one-year term ending on or around the date of the 2014 annual meeting of stockholders.

Board Leadership Structure and Role in Risk Oversight. Mr. Derycz serves as both our Chief Executive Officer and Chairman, and we do not have a lead independent director. Our Board of Directors determined that in light of Mr. Derycz’s familiarity with our company’s day-to-day operations, his strategic vision for our company’s business and his past leadership and management experience, Mr. Derycz’s service as both our Chief Executive Officer and Chairman is appropriate to provide the authority necessary for Mr. Derycz to effectively lead our company through its current phase of growth. Our Board of Directors plays an active role, as a whole and also at the committee level, in overseeing management of our risks and strategic direction. Our Board of Directors regularly reviews information regarding our liquidity and operations, as well as the risks associated with each. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees the process by which our senior management and relevant employees assess and manage our exposure to, and management of, financial risks. Our Nominating and Governance Committee also manages risks associated with the independence of members of our Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Stockholder Communications. Holders of our securities can send communications to our Board of Directors via email to auditcommittee@researchsolutions.com or by telephoning the Chief Financial Officer at our principal executive offices, who will then relay the communications to our Board of Directors.

DIRECTOR INDEPENDENCE

Our Board of Directors currently consists of five members: Messrs. Derycz (Chairman), McPeak, Ogilvie and Suess and Ms. Peterson. Each director serves until our next annual meeting or until his or her successor is duly elected and qualified. We are not a “listed issuer” under Securities and Exchange Commission, or SEC, rules and are therefore not required to have separate committees comprised of independent directors. Our Board of Directors has determined that Gen. McPeak, Mr. Ogilvie and Mr. Suess are independent directors as that term is defined in the applicable rules for companies traded on the NASDAQ Stock Market. Gen. McPeak, Mr. Ogilvie and Mr. Suess are each members of the Audit Committee, Compensation Committee and Nominating and Governance Committee of our Board of Directors.

REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors has furnished the following report:

Our Audit Committee currently operates under a revised written charter that was approved by our Board of Directors effective October 15, 2012, and previously operated under a written charter approved by our Board of Directors in November 2010. For the fiscal year ended June 30, 2013, our Audit Committee has performed, or has confirmed that our Board of Directors has performed, the duties of our Audit Committee, which is responsible for providing objective oversight of our internal controls and financial reporting process.

In fulfilling its responsibilities for the financial statements for the fiscal year ended June 30, 2013, our Audit Committee:

•	Reviewed and discussed the audited financial statements for the year ended June 30, 2013 with management and Weinberg & Company, P.A., or the Auditors, our independent auditors; and

•	Received written disclosures and the letter from the Auditors regarding their independence as required by Independence Standards Board Standard No. 1. Our Audit Committee discussed with the Auditors their independence.

In fulfilling its responsibilities for the financial statements for the fiscal year ended June 30, 2013, our Audit Committee discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

Based on our Audit Committee’s review of our audited financial statements and discussions with management and the Auditors, our Audit Committee approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended June 30, 2013, for filing with the SEC.

AUDIT COMMITTEE

Scott Ogilvie

General Merrill McPeak

Gregory Suess

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

PROPOSAL NO. 2

INDEPENDENT ACCOUNTANTS

Proposal No. 2 is the ratification of the firm of Weinberg & Company, P.A., or Weinberg, as our independent accountants for the year ending June 30, 2014. Our Audit Committee recommended and our Board of Directors has selected, subject to ratification by a majority vote of the stockholders in person or by proxy at the Annual Meeting, Weinberg as our independent public accountant for the current fiscal year ending June 30, 2014. Representatives of Weinberg are expected to be present telephonically at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. In addition, at the Annual Meeting, representatives of Weinberg are expected to be available to respond to appropriate questions posed by our stockholders.

While there is no legal requirement that this proposal be submitted to stockholders, it will be submitted at the Annual Meeting nonetheless, as our Board of Directors believes that the selection of auditors to audit our consolidated financial statements is of sufficient importance to seek stockholder approval. If the majority of our stockholders present and entitled to vote at the Annual Meeting do not ratify the appointment of Weinberg as our auditors for the current fiscal year, Weinberg will continue to serve as our auditors for the current fiscal year, and our Audit Committee will engage in deliberations to determine whether it is in our best interest to continue Weinberg’s engagement as our auditors for the fiscal year ending June 30, 2014.

Weinberg is our principal independent public accounting firm. All audit work was performed by the full time employees of Weinberg. Our Audit Committee approves in advance all services performed by Weinberg, has considered whether the provision of non-audit services is compatible with maintaining Weinberg’s independence, and has approved such services.

The following table presents the aggregate fees for professional audit services and other services rendered by Weinberg in the fiscal years ended June 30, 2013 and 2012.

	Year Ended June 30, 2013	Year Ended June 30, 2012
Audit Fees	147,727	268,874
Audit Related Fees	--	--
Tax Fees	25,573	16,101
All Other Fees	--	--
Total	173,300	284,975

Audit Fees consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, and reviews of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q and our Registration Statement on Form S-1, including amendments thereto.

Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.”

Tax Fees consist of fees for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

All Other Fees consists of amounts billed for services other than those noted above.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” RATIFYING THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT ACCOUNTANTS.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to include in this Proxy Statement and present at the Annual Meeting a non-binding stockholder vote to approve the compensation of our executives, as described in this Proxy Statement, pursuant to the compensation disclosure rules of the SEC. Proposal No. 3, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this Proxy Statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of the Company’s executives, as disclosed in the compensation tables and related narrative disclosure in the Company’s proxy statement for the Annual Meeting.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by our Board of Directors or creating or implying any change to the fiduciary duties of our Board of Directors. The vote will not affect any compensation previously paid or awarded to any executive. Our Compensation Committee and our Board of Directors may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The purpose of our compensation programs is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value.

Required Vote

Endorsement of the compensation of our executive officers will require the affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF OUR EXECUTIVES.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, in addition to providing stockholders with the opportunity to cast an advisory vote on executive compensation, we are required this year to include in this Proxy Statement and present at the Annual Meeting a non-binding stockholder vote on whether an advisory vote on executive compensation should be held every year, every two years or every three years. Our Board of Directors believes that holding an advisory vote on executive compensation every year is the optimal interval for conducting and responding to a “say on pay” vote, so that stockholders may annually express their views on our executive compensation program.

Proposal No. 4, commonly known as a “say on frequency” vote, gives stockholders the opportunity to endorse or not endorse the decision of our Board of Directors to hold an annual advisory vote on executive compensation. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the Company’s presentation at each annual meeting of stockholders of a proposal to approve the compensation of the Company’s executives, as disclosed in the compensation tables and related narrative disclosure in the Company’s proxy statement for such annual meeting.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by our Board of Directors or creating or implying any change to the fiduciary duties of our Board of Directors. Our Compensation Committee and our Board of Directors may, however, take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING AN ANNUAL VOTE TO APPROVE THE COMPENSATION OF OUR EXECUTIVES.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, as to our Chief Executive Officer and as to each of our other two most highly compensated executive officers whose compensation exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to us in all capacities for our last two fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Peter Victor Derycz Chief Executive Officer, President and Chairman of the Board	2013 2012	240,000 240,000	108,000 --	-- --	50,560(1)(2) --	6,947 5,296	405,507 245,296
Alan Louis Urban Chief Financial Officer and Secretary	2013 2012	175,000 104,906	82,500 --	13,455(3) --	17,280(4) 125,000(5)	3,821 3,786	292,056 233,692
Scott Ahlberg Chief Operating Officer of Reprints Desk	2013 2012	165,000 60,000	86,400 281,000	14,352(6) --	18,432(7) --	4,132 6,983	288,316 347,983

    _______________

(1)	Represents the grant date fair value of options granted on February 13, 2013 to purchase 32,000 shares of common stock at an exercise price of $1.25. The grant date fair value was estimated using the Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 1.08%; volatility of 132%; expected term of 6 years; and no dividend yield. The stock options vest over a three year period, with a one year cliff vesting period, and expire on February 13, 2023.
(2)	Represents the grant date fair value of options granted on May 20, 2013 to purchase 16,000 shares of common stock at an exercise price of $1.85. The grant date fair value was estimated using the Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 1.08%; volatility of 130%; expected term of 6 years; and no dividend yield. The stock options vest over a three year period, with a one year cliff vesting period, and expire on May 20, 2023.
(3)	Represents the grant date fair value of 7,273 shares of restricted stock granted on May 20, 2013. The grant date fair value was estimated using the market price of the Company’s common stock at the date of grant. The restricted stock vests over a three year period, with a one year cliff vesting period, and remain subject to forfeiture if vesting conditions are not met.
(4)	Represents the grant date fair value of options granted on February 6, 2013 to purchase 24,000 shares of common stock at an exercise price of $1.15. The grant date fair value was estimated using the Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 1.08%; volatility of 132%; expected term of 6 years; and no dividend yield. The stock options vest over a three year period, with a one year cliff vesting period, and expire on February 6, 2023.
(5)	Represents the grant date fair value of options granted on March 5, 2012 to purchase 125,000 shares of common stock at an exercise price of $1.30. The grant date fair value was estimated using the Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 0.8%; volatility of 144%; expected term of 6 years; and no dividend yield. The stock options vest over a three year period, with a one year cliff vesting period, and expire on March 5, 2022.
(6)	Represents the grant date fair value of 7,758 shares of restricted stock granted on May 20, 2013. The grant date fair value was estimated using the market price of the Company’s common stock at the date of grant. The restricted stock vests over a three year period, with a one year cliff vesting period, and remain subject to forfeiture if vesting conditions are not met.
(7)	Represents the grant date fair value of options granted on February 6, 2013 to purchase 25,600 shares of common stock at an exercise price of $1.15. The grant date fair value was estimated using the Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 1.08%; volatility of 132%; expected term of 6 years; and no dividend yield. The stock options vest over a three year period, with a one year cliff vesting period, and expire on February 6, 2023.

Employment Agreements

Peter Victor Derycz

On July 1, 2010, we entered into an executive employment agreement with Mr. Derycz which was subsequently amended on July 26, 2013. Under the terms of the executive employment agreement, Mr. Derycz has agreed to serve as our Chief Executive Officer and President on an at-will basis. The term of the agreement ends on June 30, 2015. The agreement provides for a base salary of $276,000 per year. No part of Mr. Derycz’s salary is allocated to his duties as a director of our company.

The agreement contains provisions that prohibit Mr. Derycz from soliciting our customers or employees during his employment with us and for one year afterward. The agreement also contains provisions that restrict disclosure by Mr. Derycz of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment. We may terminate the agreement at any time, with or without cause. Mr. Derycz will be eligible to receive an amount equal to three (3) months of his then-current base salary payable in the form of salary continuation if he is terminated without cause. Mr. Derycz may terminate the agreement at any time, with or without reason, upon four weeks’ advance written notice.

Alan Louis Urban

On November 3, 2011, we entered into an executive employment agreement with Mr. Urban which was subsequently amended on July 26, 2013. Under the terms of the executive employment agreement, Mr. Urban has agreed to serve as our Chief Financial Officer on an at-will basis. The term of the agreement ends on June 30, 2015. The agreement provides for a base salary of $201,250 per year.

The agreement contains provisions that prohibit Mr. Urban from soliciting our customers or employees during his employment with us and for one year afterward. The agreement also contains provisions that restrict disclosure by Mr. Urban of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment. We may terminate the agreement at any time, with or without cause. Mr. Urban will be eligible to receive an amount equal to three (3) months of his then-current base salary payable in the form of salary continuation if he is terminated without cause. Mr. Urban may terminate the agreement at any time, with or without reason, upon four weeks’ advance written notice.

Scott Ahlberg

On July 1, 2010, we entered into an executive employment agreement with Mr. Ahlberg which was subsequently amended on July 26, 2013. Under the terms of the executive employment agreement, Mr. Ahlberg has agreed to serve as Chief Operating Officer of Reprints Desk on an at-will basis. The term of the agreement ends on June 30, 2015. The agreement provides for a base salary of $178,200 per year.

The agreement contains provisions that prohibit Mr. Ahlberg from soliciting our customers or employees during his employment with us and for one year afterward. The agreement also contains provisions that restrict disclosure by Mr. Ahlberg of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment. We may terminate the agreement at any time, with or without cause. Mr. Ahlberg will be eligible to receive an amount equal to three (3) months of his then-current base salary payable in the form of salary continuation if he is terminated without cause. Mr. Ahlberg may terminate the agreement at any time, with or without reason, upon four weeks’ advance written notice.

Janice Peterson

On July 1, 2010, we entered into an executive employment agreement with Ms. Peterson which was subsequently amended on July 26, 2013. Under the terms of the executive employment agreement, Ms. Peterson has agreed to serve as Chief Publisher Relations Officer of Reprints Desk on an at-will basis. The term of the agreement ends on June 30, 2015. The agreement provides for a base salary of $145,800 per year. No part of Ms. Peterson's salary is allocated to her duties as a director of our company.

The agreement contains provisions that prohibit Ms. Peterson from soliciting our customers or employees during her employment with us and for one year afterward. The agreement also contains provisions that restrict disclosure by Ms. Peterson of our confidential information and assign ownership to us of inventions related to our business that are created by her during her employment. We may terminate the agreement at any time, with or without cause. Ms. Peterson will be eligible to receive an amount equal to three (3) months of her then-current base salary payable in the form of salary continuation if she is terminated without cause. Ms. Peterson may terminate the agreement at any time, with or without reason, upon four weeks’ advance written notice.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding options held by our named executive officers as of the end of our fiscal year ended June 30, 2013.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date (5)	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($) (6)
Peter Victor Derycz	--	32,000	(1)	1.25	2/13/2023	--		--
	--	16,000	(2)	1.85	5/20/2023	--		--

Alan Louis Urban	100,000	--		1.02	7/27/2020	--		--
	62,500	62,500	(3)	1.30	3/5/2022	--		--
	--	24,000	(4)	1.15	2/6/2023	--		--
	--	--		--	--	7,273	(2)	13,455

Scott Ahlberg	75,000	--		1.50	12/21/2017	--		--
	75,000	--		1.00	5/28/2019	--		--
	20,000	--		1.02	7/27/2020	--		--
	--	26,400	(4)	1.15	2/6/2023	--		--
	--	--		--	--	7,758	(2)	14,352

____________

(1)	The stock options were granted on February 13, 2013 and vest over a three year period, with a one year cliff vesting period.
(2)	The stock options and restricted stock were granted on May 20, 2013 and vest over a three year period, with a one year cliff vesting period.
(3)	The stock options were granted on March 5, 2012 and vest over a three year period, with a one year cliff vesting period.
(4)	The stock options were granted on February 6, 2013 and vest over a three year period, with a one year cliff vesting period.
(5)	Stock options expire ten years from the grant date.
(6)	Based on a market closing price per share of common stock of $1.85 on May 20, 2013.

Director Compensation

The following table presents information regarding compensation paid to our non-employee directors for our fiscal year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Warrant and Option Awards ($)		All Other Compensation ($)		Total ($)
General Merrill McPeak	12,000	34,500	(1)	--		46,500
Scott Ogilvie	12,000	34,500	(1)	--		46,500
Janice Peterson	--	--		221,428	(2)	221,428
Gregory Suess	12,000	34,500	(1)	--		46,500

(1)	Represents the grant date fair value of stock options granted on February 6, 2013 to purchase 50,000 shares of common stock at an exercise price of $1.15. The grant date fair value was estimated using the Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 1.08%; volatility of 132%; expected term of 5 years; and no dividend yield. The stock options vested immediately and expire on February 6, 2023.
(2)	Ms. Peterson received no compensation for her services as a director of the Company. Other compensation represents the following amounts paid to Ms. Peterson for her services as an employee of the Company: salary in the amount of $135,000, bonus in the amount of $59,400, grant date fair value of stock options of $12,672 (represents the grant date fair value of options granted on February 6, 2013 to purchase 17,600 shares of common stock at an exercise price of $1.15, estimated using the Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 1.08%; volatility of 132%; expected term of 6 years; and no dividend yield; vesting over a three year period with a one year cliff vesting period and expiring on February 6, 2023), grant date fair value of restricted stock of $9,866 (represents the grant date fair value of 5,333 shares of restricted stock granted on May 20, 2013, estimated using the market price of our common stock at the date of grant, vesting over a three year period with a one year cliff vesting period, and subject to forfeiture if vesting conditions are not met), and other compensation in the amount of $4,490.

In fiscal 2013, non-employee directors of our company received $12,000 and options to purchase 50,000 shares of our common stock for attending meetings and serving on our Board of Directors. In fiscal 2012, non-employee directors of our company received $12,000 and warrants to purchase 50,000 shares of our common stock. We expect to compensate our non-employee directors with a combination of cash and options to purchase our common stock going forward. Compensation payable to non-employee directors may be adjusted from time to time, as approved by our Board of Directors.

Indemnification of Directors and Executive Officers and Limitation of Liability

We are a Nevada Corporation. The Nevada Revised Statutes and certain provisions of our Amended and Restated Bylaws under certain circumstances provide for indemnification of our officers, directors and controlling persons against liabilities which they may incur in such capacities. A summary of the circumstances in which such indemnification is provided for is contained herein, but this description is qualified in its entirety by reference to our Amended and Restated Bylaws and to the statutory provisions.

In general, any officer, director, employee or agent may be indemnified against expenses, fines, settlements or judgments arising in connection with a legal proceeding to which such person is a party, if that person’s actions were in good faith, were believed to be in our best interest, and were not unlawful. Unless such person is successful upon the merits in such an action, indemnification may be awarded only after a determination by independent decision of our Board of Directors, by legal counsel, or by a vote of our stockholders, that the applicable standard of conduct was met by the person to be indemnified.

The circumstances under which indemnification is granted in connection with an action brought on our behalf is generally the same as those set forth above; however, with respect to such actions, indemnification is granted only with respect to expenses actually incurred in connection with the defense or settlement of the action. In such actions, the person to be indemnified must have acted in good faith and in a manner believed to have been in our best interest, and have not been adjudged liable for negligence or misconduct.

Indemnification may also be granted pursuant to the terms of agreements which may be entered in the future or pursuant to a vote of stockholders or directors. The Nevada Revised Statutes also grant us the power to purchase and maintain insurance which protects our officers and directors against any liabilities incurred in connection with their service in such a position, and such a policy may be obtained by us.

We have not entered into separate indemnification agreements with our directors and executive officers.

A stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees regarding which indemnification by us is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of October 14, 2013 by each of our executive officers, each of our directors, all of our directors and executive officers as a group and each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days after October 14, 2013 are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 17,121,298 shares of our common stock outstanding on October 14, 2013. Unless otherwise indicated, the address of each of the executive officers, directors and more than 5% stockholders named below is c/o Research Solutions, Inc., 5435 Balboa Boulevard, Suite 202, Encino, California 91316.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
Executive Officers and Directors:
Peter Victor Derycz (1)	4,033,000	23.6%
Alan Louis Urban (2)	254,195	1.5%
Scott Ahlberg (3)	216,235	1.3%
Janice Peterson (4)	223,666	1.3%
General Merrill McPeak (5)	150,000	*
Scott Ogilvie (5)	150,000	*
Gregory Suess (5)	150,000	*
Directors and officers as a group (7 persons) (6)	5,177,429	28.6%

5% Stockholders:
Bristol Investment Fund, Ltd (7) (8).	4,783,910	27.7%

*	Less than 1%

(1)	Includes 400,000 shares owned by the wife of Mr. Derycz, 4,905 shares owned by each of the four children of Mr. Derycz, and 33,333 shares of restricted stock owned by Mr. Derycz. The shares of restricted stock were granted on September 6, 2013, vest over a three-year period with a one year cliff and quarterly vesting thereafter, and remain subject to forfeiture if the vesting conditions are not met.
(2)	Includes options to purchase 100,000 shares of common stock at an exercise price of $1.02 per share, options to purchase 72,917 shares of common stock at an exercise price of $1.30 per share, 7,273 shares of restricted stock granted on May 20, 2013, and 25,833 shares of restricted stock granted on September 6, 2013. The shares of restricted stock vest over a three-year period with a one year cliff and quarterly vesting thereafter, and remain subject to forfeiture if the vesting conditions are not met.
(3)	Includes options to purchase 75,000 shares of common stock at an exercise price of $1.50 per share, options to purchase 75,000 shares of common stock at an exercise price of $1.00 per share, options to purchase 20,000 shares of common stock at an exercise price of $1.02 per share, 7,758 shares of restricted stock granted on May 20, 2013, and 26,667 shares of restricted stock granted on September 6, 2013. The shares of restricted stock vest over a three-year period with a one year cliff and quarterly vesting thereafter, and remain subject to forfeiture if the vesting conditions are not met.
(4)	Includes options to purchase 85,000 shares of common stock at an exercise price of $1.50 per share, options to purchase 75,000 shares of common stock at an exercise price of $1.00 per share, options to purchase 40,000 shares of common stock at an exercise price of $1.02 per share, 5,333 shares of restricted stock granted on May 20, 2013, and 18,333 shares of restricted stock granted on September 6, 2013. The shares of restricted stock vest over a three-year period with a one year cliff and quarterly vesting thereafter, and remain subject to forfeiture if the vesting conditions are not met.
(5)	Consists of warrants to purchase 50,000 shares of common stock at an exercise price of $1.25 per share, warrants to purchase 50,000 shares of common stock at an exercise price of $1.19 per share, and options to purchase 50,000 shares of common stock at an exercise price of $1.15 per share.
(6)	Includes warrants to purchase 150,000 shares of common stock at an exercise price of $1.25 per share, warrants to purchase 150,000 shares of common stock at an exercise price of $1.19 per share, options to purchase 150,000 shares of common stock at $1.00 per share, options to purchase 160,000 shares of common stock at $1.02 per share, options to purchase 150,000 shares of common stock at $1.15 per share, options to purchase 72,917 shares of common stock at $1.30 per share and options to purchase 160,000 shares of common stock at $1.50 per share.
(7)	Bristol Investment Fund, Ltd.’s address is 69 Dr. Roy’s Drive, George Town, Grand Cayman, Cayman Islands, KY1-1102. Paul Kessler exercises investment and voting control over the shares held by Bristol Investment Fund, Ltd. and Bristol Capital, LLC. Mr. Kessler is the brother-in-law of Peter Victor Derycz. Includes warrants to purchase 162,500 shares of common stock at an exercise price of $2.00 per share.

Equity Compensation Plan Information

In December 2007, we established the 2007 Equity Compensation Plan (the “Plan”). The Plan was approved by our board of directors and stockholders. The purpose of the Plan is to grant stock and options to purchase our common stock to our employees, directors and key consultants. On November 15, 2012, the maximum number of shares of common stock that may be issued pursuant to awards granted under the Plan increased from 1,500,000 to 3,000,000, as approved by our board of directors and stockholders. Cancelled and forfeited stock options and stock awards may again become available for grant under the Plan. The following table provides information as of June 30, 2013 with respect to the Plan, and compensatory warrants issued outside of the Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2007 Equity Compensation Plan)	1,726,837	$1.24	1,187,829

Equity compensation plans not approved by security holders (Warrants)	993,998	$2.15	--

Total	2,720,835		1,187,829

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Officers and Directors

Other than the employment agreements described above in “Executive Compensation,” since July 1, 2011, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and

•	in which any director, executive officer, stockholder who beneficially owns more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Director Independence

Our Board of Directors currently consists of five members: Messrs. Derycz, McPeak, Ogilvie and Suess and Ms. Peterson. We are not a “listed issuer” under SEC rules. Our board of Directors has determined that Messrs. McPeak, Ogilvie and Suess are “independent” as that term is defined in the applicable rules for companies traded on the NASDAQ Stock Market.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish our company with copies of all Section 16(a) forms they file. Our review of copies of the Section 16(a) reports filed during the fiscal year ended June 30, 2013 indicates that all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, other than Ms. Peterson and Messrs. McPeak, Ogilvie, Suess, Ahlberg, Derycz and Urban, each of whom did not timely file one Form 4 reporting one transaction, and Bristol Investment Fund, Ltd., which did not timely file one Form 4 reporting two transactions.

STOCKHOLDER PROPOSALS

In order for a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2014 annual meeting of stockholders, the written proposal must be received by us no later than June 17, 2014, and should contain the information required by our Amended and Restated Bylaws. If the date of next year’s annual meeting is moved more than 30 days before or after November 22, 2014, the first anniversary of this year’s Annual Meeting, the deadline for inclusion of proposals in our Proxy Statement is instead a reasonable time before we begin to print and mail our proxy materials for next year’s meeting. Any proposals will also need to comply with Rule 14a-8 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to our Secretary at our principal executive offices.

If you intend to present a proposal at our 2014 annual meeting of stockholders and the proposal is not intended to be included in our Proxy Statement relating to that meeting, you must give us advance notice of the proposal in accordance with our Amended and Restated Bylaws. Pursuant to our Amended and Restated Bylaws, in order for a stockholder proposal to be deemed properly presented in these circumstances, a stockholder must deliver notice of the proposal to our Secretary, at our principal executive offices, from and after July 25, 2014 through August 24, 2014. However, if the date of our 2014 annual meeting of stockholders is more than 30 days before or after November 22, 2014, the first anniversary of this year’s Annual Meeting, stockholders must give us notice of any stockholder proposals after the 120th day prior to next year’s annual meeting and before the 90th day prior to next year’s annual meeting, or, if later, the 10th day following the day on which we first make public announcement of the date of next year’s annual meeting. If a stockholder does not provide us with notice of a stockholder proposal in accordance with the deadlines described above, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We are delivering this Proxy Statement and an annual report to all stockholders of record as of the record date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Proxy Statement and annual report if previously notified by their bank, broker or other holder. This process, by which only one proxy statement and annual report, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Street name stockholders in a single household who received only one copy of the Proxy Statement or annual report may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Otherwise, street name stockholders should contact their bank, broker or other holder.

Copies of this Proxy Statement and our annual report are available promptly by calling (310) 477-0354, or by writing to Research Solutions, Inc., 5435 Balboa Boulevard, Suite 202, Encino, California 91316. If you are receiving multiple copies of this Proxy Statement, you also may request orally or in writing to receive a single copy of this Proxy Statement by calling (310) 477-0354, or writing to Research Solutions, Inc., Attention: Investor Relations, 5435 Balboa Boulevard, Suite 202, Encino, California 91316.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

RESEARCH SOLUTIONS, INC.
5435 BALBOA BLVD
SUITE 202
ENCIO, CA 91316

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

| NAME | SHARES |
|---|---|
| THE COMPANY NAME INC. - COMMON | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS A | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS B | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS C | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS D | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS E | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS F | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - 401 K | 123,456,789,012.12345 |

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors Nominees | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Peter Victor Derycz 02 General Merrill McPeak 03 Scott Ogilvie 04 Janice Peterson 05 Gregory Suess

02 0000000000

**The Board of Directors recommends you vote FOR proposals 2, 3 and 4.**

**NOTE**: Such other business as may properly come before the meeting or any adjournment thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000186518_1 R1.0.0.51160

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

**RESEARCH SOLUTIONS, INC.**
**Annual Meeting of Stockholders**
**November 22, 2013 11:00 AM**
**This proxy is solicited by the Board of Directors**

The stockholder(s) hereby appoint(s) (Appointee) and (Appointee), or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of RESEARCH SOLUTIONS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 11:00 AM, PST on 11/22/2013, at the TBD, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

0000186518_2 R1.0.0.51160

**Continued and to be signed on reverse side**